(s)

GOLDMAN SACHS OPPORTUNISTIC CREDIT FUND
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, James A. McNamara, hereby constitutes and appoints Peter V. Bonanno and John M. Perlowski, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to:

1.       execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of the Goldman Sachs Opportunistic Credit Fund, Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission.

2.       take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of the such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

3.       sign the Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 of the Goldman Sachs Opportunistic Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the fund assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

Dated:  March 12, 2009

/s/  James A. McNamara
James A. McNamara

GOLDMAN SACHS OPPORTUNISTIC CREDIT FUND
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, John M. Perlowski, hereby constitutes and appoints Peter V. Bonanno and James A. McNamara, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to:

1.       execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of the Goldman Sachs Opportunistic Credit Fund, Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission.

2.       take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of the such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

3.       sign the Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 of the Goldman Sachs Opportunistic Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the fund assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

Dated:  March 12, 2009

/s/  John M. Perlowski
John M. Perlowski

GOLDMAN SACHS OPPORTUNISTIC CREDIT FUND
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Ashok N. Bakhru, hereby constitutes and appoints Peter V. Bonanno, James A. McNamara and John M. Perlowski, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to:

1.       execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of the Goldman Sachs Opportunistic Credit Fund, Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission.

2.       take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of the such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

3.       sign the Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 of the Goldman Sachs Opportunistic Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the fund assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

Dated:  March 12, 2009

/s/  Ashok N. Bakhru
Ashok N. Bakhru

GOLDMAN SACHS OPPORTUNISTIC CREDIT FUND
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, John P. Coblentz, Jr., hereby constitutes and appoints Peter V. Bonanno, James A. McNamara and John M. Perlowski, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to:

1.       execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of the Goldman Sachs Opportunistic Credit Fund, Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission.

2.       take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of the such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

3.       sign the Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 of the Goldman Sachs Opportunistic Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the fund assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

Dated:  March 12, 2009

/s/  John P. Coblentz, Jr.
John P. Coblentz, Jr.

GOLDMAN SACHS OPPORTUNISTIC CREDIT FUND
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Diana M. Daniels, hereby constitutes and appoints Peter V. Bonanno, James A. McNamara and John M. Perlowski, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to:

1.       execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of the Goldman Sachs Opportunistic Credit Fund, Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission.

2.       take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of the such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

3.       sign the Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 of the Goldman Sachs Opportunistic Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the fund assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

Dated:  March 12, 2009

/s/  Diana M. Daniels
Diana M. Daniels

GOLDMAN SACHS OPPORTUNISTIC CREDIT FUND
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Patrick T. Harker, hereby constitutes and appoints Peter V. Bonanno, James A. McNamara and John M. Perlowski, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to:

1.       execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of the Goldman Sachs Opportunistic Credit Fund, Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission.

2.       take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of the such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

3.       sign the Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 of the Goldman Sachs Opportunistic Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the fund assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

Dated:  March 12, 2009

/s/  Patrick T. Harker
Patrick T. Harker

GOLDMAN SACHS OPPORTUNISTIC CREDIT FUND
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Jessica Palmer, hereby constitutes and appoints Peter V. Bonanno, James A. McNamara and John M. Perlowski, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to:

1.       execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of the Goldman Sachs Opportunistic Credit Fund, Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission.

2.       take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of the such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

3.       sign the Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 of the Goldman Sachs Opportunistic Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the fund assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

Dated:  March 12, 2009

/s/  Jessica Palmer
Jessica Palmer

GOLDMAN SACHS OPPORTUNISTIC CREDIT FUND
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Alan A. Shuch, hereby constitutes and appoints Peter V. Bonanno, James A. McNamara and John M. Perlowski, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to:

1.       execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of the Goldman Sachs Opportunistic Credit Fund, Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission.

2.       take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of the such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

3.       sign the Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 of the Goldman Sachs Opportunistic Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the fund assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

Dated:  March 12, 2009

/s/  Alan A. Shuch
Alan A. Shuch

GOLDMAN SACHS OPPORTUNISTIC CREDIT FUND
(a Delaware Statutory Trust)

Power of Attorney

Know All Men By These Presents, that the undersigned, Richard P. Strubel, hereby constitutes and appoints Peter V. Bonanno, James A. McNamara and John M. Perlowski, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to:

1.       execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of the Goldman Sachs Opportunistic Credit Fund, Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission.

2.       take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of the such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

3.       sign the Registration Statement on Form N-2 under the Securities Act of 1933 and the Investment Company Act of 1940 of the Goldman Sachs Opportunistic Credit Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the fund assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

Dated:  March 12, 2009

/s/  Richard P. Strubel
Richard P. Strubel